UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY MACKAY DEFINEDTERM

MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1.	Reports to Stockholders.

MainStay MacKay DefinedTerm Municipal Opportunities Fund

 Message from the President and Annual Report
May 31, 2023 | NYSE Symbol MMD

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery,
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite elevated market volatility driven by high levels of inflation and rising interest rates, broadly based bond indices saw modest overall changes during the 12-month reporting period ended May 31, 2023. Declines during the first four-and-a-half months, driven by increasing inflationary pressures and aggressive monetary efforts to curb them, were largely balanced by gains during the latter months, as inflation began responding to central bank interest rate increases, and the pace of the increases moderated.
In May 2022, before the start of the reporting period, U.S. inflation stood at an annualized rate of 8.58%, up from 4.99% in May 2021 and 0.12% in May 2020. In an effort to rein in inflation, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate eight times during the reporting period, hiking the benchmark federal funds rate from 0.75%–1.00% at the beginning of June 2022 to 5.00%–5.25% in May 2023—the Fed’s most aggressive series of rate increases since the 1980’s. Inflation appeared to respond, easing steadily from a peak of 9.06% in June 2022 to 4.05% in May 2023. Although the Fed projected additional rate rises in 2023, by the end of the reporting period the current rate-hike cycle appeared near its end. Economic growth, although slower, remained positive, supported by historically high levels of employment and strong consumer spending.
Fixed-income market behavior during the reporting period reflected the arc of monetary policy and economic developments. Bond prices trended lower early in the period, as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion—with long-term rates lower than short-term rates—that persisted from July 2022 through the end of the reporting period. However, market sentiment improved in the second half of the period when inflationary pressures eased. As the Fed decreased the level of rate increases, focus turned toward the possibility of eventual rate reductions and a potential “soft landing” for the economy. On a more negative note, a small number of high-profile, regional U.S.
bank failures in March and April 2023 raised fears of a possible wider banking industry contagion and future credit constraints. In general, although most bond classes lost modest ground during the reporting period, municipal issues produced mild gains, bolstered by favorable supply/demand dynamics and the sector’s historically low default rates.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the Fed remains sharply focused on its inflation target of 2%, warning that further increases are likely. Only time will tell if the market’s favorable expectations prove well-founded, and if economic growth can stay positive despite the impact of relatively high interest rates. However, the uncertainties implicit in the current economic environment appear to bode well for the municipal bond market, due to the sector’s relative stability compared to taxable equivalents, fundamental credit strength, and tax-advantaged characteristics.
MainStay MacKay DefinedTerm Municipal Opportunities Fund provides an opportunistic investment approach to the municipal bond market through an active, relative-value strategy managed by MacKay Shields, a team with decades of municipal bond experience. As such, the Fund exemplifies the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart.
Thank you for trusting us to help meet your investment needs.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)
Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate. For performance information current to the most recent month-end, please visit newyorklifeinvestments.com/mmd.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the sale of Fund shares.

Average Annual Total Returns for the Year-Ended May 31, 2023*
	One Year	Five Years	Ten Years
Net Asset Value (“NAV”)[1]	(1.49)%	1.79%	4.19%
Market Price[1]	(4.16)	2.57	4.94
Bloomberg Municipal Bond Index[2]	0.49	1.65	2.28
Morningstar Muni National Long Category Average[3]	(3.15)	0.85	2.80

*
Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

1.	Total returns assume dividends and capital gains distributions are reinvested.
2.
The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

3.
The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These funds have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

Fund Statistics as of May 31, 2023
NYSE Symbol	MMD	Premium/Discount[1]	0.12%
CUSIP	56064K100	Total Net Assets (millions)	$473.9
Inception Date	6/26/2012	Total Managed Assets (millions)[2]	$739.5
Market Price	$17.00	Leverage[3]	35.91%
NAV	$16.98	Percent of AMT Bonds[4]	17.67%

1.
Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium.
When the market price is less than the NAV, the Fund is trading at a discount.

2.
“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).

3.
Leverage is based on the use of proceeds received from tender option bond transactions, issuance of Preferred shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.

4.
Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax, expressed as a percentage of Managed Assets.

Portfolio Composition as of May 31, 2023†(Unaudited)

Illinois	19.0%
New York	13.4
Florida	10.8
California	10.0
Puerto Rico[1]	7.5
Pennsylvania	6.2
Utah	4.8
Texas	4.0
Nevada	3.3
New Jersey	3.0
Massachusetts	2.8
U.S. Virgin Islands	2.2
South Carolina	1.9
Michigan	1.4
Guam	1.4%
Colorado	1.1
Washington	1.0
Wisconsin	0.8
Virginia	0.6
New Hampshire	0.6
District of Columbia	0.4
North Carolina	0.4
Nebraska	0.3
Georgia	0.3
Arizona	0.2
Other Assets, Less Liabilities	2.6
100.0%

†	As a percentage of Managed Assets.
1.	As of May 31, 2023, 58.3% of the Puerto Rico municipal securities held by the Fund were insured and all bonds continue to pay full principal and interest.
See Portfolio of Investments beginning on page10 for specific holdings within these categories. The Fund's holdings are subject to change.

6	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Top Ten Holdings and/or Issuers Held as of May 31, 2023 (excluding short-term investments)# (Unaudited)

1.	Chicago O'Hare International Airport, 5.25%-5.75%, due 1/1/38–1/1/45 (a)
2.	State of Illinois, 5.25%-5.50%, due 5/1/30–5/1/39
3.	Los Angeles Department of Water & Power, 5.00%, due 7/1/42
4.	Metropolitan Transportation Authority, 5.00%-5.25%, due 11/15/45–11/15/56
5.	Pennsylvania Economic Development Financing Authority, 5.75%-6.00%, due 7/1/53–12/31/62 (a)
6.	Orange County Convention Center, 4.00%, due 10/1/33
7.	City of Chicago, 5.00%-6.00%, due 1/1/27–1/1/49
8.	Puerto Rico Sales Tax Financing Corp., 4.55%-5.00%, due 7/1/40–7/1/58
9.	City of Salt Lake, 5.00%, due 7/1/47
10.	County of Broward, 4.00%-5.50%, due 9/1/51–1/1/55 (a)

#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.
(a)	Municipal security may feature credit enhancements, such as bond insurance.

Credit Quality as of May 31, 2023^ (Unaudited)

^ As a percentage of total investments.
Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
 How did MainStay MacKay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended May 31, 2023?
For the 12 months ended May 31, 2023, MainStay MacKay DefinedTerm Municipal Opportunities Fund returned −1.49% based on net asset value applicable to Common shares and −4.16% based on market price. At net asset value and at market price, the Fund underperformed the 0.49% return of its benchmark, the Bloomberg Municipal Bond Index (the “Index”). At net asset value the Fund outperformed, and at market price the Fund underperformed, the −3.15% return of the Morningstar Muni National Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the first half of the reporting period, both municipal rates and U.S. Treasury rates rose, with the municipal yield curve2 steepening as outflows persisted. As a result, ratios cheapened across the curve, most notably on the long-end. The Fund’s overweight exposure to this segment of the market compared to the Index was a driver of relative underperformance. Across the credit spectrum, underweight exposure to AAA/AA-rated3 credits detracted from relative performance, while security selection among the non-rated credits helped to offset some of the losses. From a geographic perspective, an overweight allocation to Florida bonds detracted from relative performance, whereas security selection among Illinois bonds made positive contributions to relative returns. (Contributions take weightings and total returns into account.) Finally, the Fund’s overweight exposure to bonds with coupons of 6% detracted on a relative basis.
How was the Fund’s leverage strategy implemented during the reporting period?
During the reporting period, we reduced the Fund’s leverage modestly to 36.7% of the Fund’s managed assets. The Fund continued to exit positions in names that no longer represented spread-tightening4 opportunities. The Fund also continued to execute tax loss swaps and reinvest in higher-yielding bonds and structures with potential spread-tightening characteristics.
What was the Fund’s duration5 strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to take a duration-neutral posture in the Fund relative to the Index. As of the end of the reporting period, the Fund's modified duration to worst6 was 5.89 years compared to 6.02 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund’s security selection among electric holdings contributed positively to relative performance, as did underweight exposure to the leasing sector. Conversely, underweight exposure to, and security selection in, the transportation and hospital sectors detracted most significantly.
How did the Fund’s market segments change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margin, we increased the Fund’s exposure to the electric and state general obligation sectors during the reporting period. In the coming year, we anticipate greater demand for traditional municipal bonds—including bonds backed by the taxing power of general obligation issuers or secured by the revenues of essential service providers. In addition, we increased the Fund’s credit exposure to AAA-rated bonds, given their relatively strong financial condition and the fact that they were available at much higher yields. Furthermore, we increased the Fund’s state exposure to Illinois. Conversely, we decreased the Fund’s exposure to the hospital and prerefunded/ETM (escrowed to maturity) sectors, as well as credit exposure to non-investment-grade bonds and state exposure to Michigan.
How was the Fund positioned at the end of the reporting period?
As of May 31, 2023, the Fund remained overweight to the long end of the curve, where municipal yields were more attractive. In addition, the Fund held overweight exposure to the special tax and
1.
See "Fund Performance and Statistics" for more information on Fund returns.
2.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

8	MainStay MacKay DefinedTerm Municipal Opportunities Fund

electric sectors. Across states and territories, the Fund held overweight exposure to bonds from Illinois and Puerto Rico. From a credit perspective, the Fund held overweight exposure to non-rated bonds not held in the Index. As of the same date, the Fund held underweight exposure to the state general obligation, local general obligation and hospital sectors, as well as AAA-rated credits and holdings from the state of California.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Portfolio of Investments May 31, 2023†

	Principal Amount	Value
Municipal Bonds 152.1%
Arizona 0.3% (0.2% of Managed Assets)
Industrial Development Authority of the City of Phoenix (The), Espiritu Community Development Corp., Revenue Bonds
Series A
6.25%, due 7/1/36	$1,730,000	$1,625,511
California 15.7% (10.0% of Managed Assets)
Calexico Unified School District, Election of 2020, Unlimited General Obligation
Insured: BAM
3.00%, due 8/1/52	3,600,000	2,688,629
California Municipal Finance Authority, LAX Integrated Express Solutions LLC, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/31/43 (a)	5,500,000	5,575,973
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (a)	2,305,000	2,246,452
Los Angeles Department of Water & Power, Power System, Revenue Bonds
Series A
5.00%, due 7/1/42 (b)	28,900,000	30,424,079
Regents of the University of California Medical Center Pooled, Revenue Bonds
Series B
5.00%, due 5/15/47 (b)	10,000,000	10,904,581
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
5.50%, due 8/1/52	6,000,000	6,635,702
San Diego County Regional Airport Authority, Revenue Bonds (a)
Series B
5.00%, due 7/1/46	3,250,000	3,375,815
Series B
5.00%, due 7/1/51	2,705,000	2,791,560
	Principal Amount	Value
California
San Francisco City & County Airport Commission, International Airport, Revenue Bonds
Series B
5.00%, due 5/1/46 (a)(b)	$9,500,000	$9,621,580
		74,264,371
Colorado 1.7% (1.1% of Managed Assets)
City & County of Denver, Airport System, Revenue Bonds
Series A
5.50%, due 11/15/35 (a)	3,000,000	3,431,454
Copper Ridge Metropolitan District, Revenue Bonds
5.00%, due 12/1/39	3,950,000	3,648,884
Sterling Ranch Community Authority Board, Metropolitan District No. 2, Revenue Bonds
Series A
4.25%, due 12/1/50	1,000,000	779,119
		7,859,457
District of Columbia 0.6% (0.4% of Managed Assets)
Metropolitan Washington Airports Authority, Dulles Toll Road, Revenue Bonds, Second Lien
Series C, Insured: AGC
6.50%, due 10/1/41 (c)	2,400,000	2,658,937
Florida 16.8% (10.8% of Managed Assets)
City of Miami Beach, Unlimited General Obligation
4.00%, due 5/1/44	5,000,000	4,878,519
4.00%, due 5/1/49	10,000,000	9,549,241
County of Broward, Convention Center Expansion Project, Revenue Bonds
4.00%, due 9/1/51	3,500,000	3,311,602
Insured: BAM
4.00%, due 9/1/51	2,750,000	2,601,973
County of Broward, Convention Center Hotel, Revenue Bonds, First Tier
5.50%, due 1/1/55 (b)	15,600,000	17,226,651
County of Miami-Dade, Transit System, Revenue Bonds
5.00%, due 7/1/45	1,750,000	1,896,185
5.00%, due 7/1/48	1,750,000	1,880,611
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

10	MainStay MacKay DefinedTerm Municipal Opportunities Fund

	Principal Amount	Value
Florida (continued)
JEA Electric System, Revenue Bonds
Series C
5.00%, due 10/1/37 (b)	$12,980,000	$12,986,988
Orange County Convention Center, Revenue Bonds
Series B
4.00%, due 10/1/33 (b)	25,000,000	25,284,909
		79,616,679
Georgia 0.5% (0.3% of Managed Assets)
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 1/1/44	2,470,000	2,400,617
Guam 2.2% (1.4% of Managed Assets)
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series C, Insured: AGM
6.00%, due 10/1/34 (a)	2,440,000	3,448,773
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.50%, due 7/1/43	7,000,000	7,010,528
		10,459,301
Illinois 29.7% (19.0% of Managed Assets)
Chicago Board of Education, Unlimited General Obligation
Series A
7.00%, due 12/1/44	2,880,000	3,024,569
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.75%, due 4/1/34	8,000,000	8,552,661
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation (d)
Series A
7.00%, due 12/1/46	4,000,000	4,314,634
Series B
7.00%, due 12/1/42	3,500,000	3,790,049
Chicago O'Hare International Airport, Revenue Bonds, Senior lien
Series A, Insured: AGM
5.25%, due 1/1/45 (a)(b)	30,000,000	32,014,430
	Principal Amount	Value
Illinois
Chicago O'Hare International Airport, Customer Facility Charge, Revenue Bonds, Senior Lien
Insured: AGM-CR
5.75%, due 1/1/38	$5,000,000	$5,008,495
City of Chicago, Unlimited General Obligation
Series A
5.25%, due 1/1/27	3,000,000	3,057,562
Series A
5.50%, due 1/1/49	5,000,000	5,181,683
Series A
6.00%, due 1/1/38	7,180,000	7,614,403
Series E
5.50%, due 1/1/42	2,000,000	2,026,751
City of Chicago, Wastewater Transmission, Revenue Bonds, Second Lien
Series C
5.00%, due 1/1/32	7,120,000	7,242,372
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A
5.00%, due 6/15/57	4,665,000	4,653,576
Series B-1, Insured: AGM
(zero coupon), due 6/15/43	10,000,000	3,896,137
Sales Tax Securitization Corp., Revenue Bonds
Series C, Insured: BAM
5.25%, due 1/1/48 (b)	11,000,000	11,607,643
State of Illinois, Unlimited General Obligation
5.25%, due 7/1/31 (b)	20,000,000	20,033,007
5.50%, due 5/1/30	2,500,000	2,807,056
5.50%, due 5/1/39 (b)	8,380,000	9,103,657
Will County School District No. 114 Manhattan, Unlimited General Obligation
Insured: BAM
5.50%, due 9/1/52	6,000,000	6,626,737
		140,555,422
Massachusetts 4.3% (2.8% of Managed Assets)
Commonwealth of Massachusetts, Unlimited General Obligation
Series C
5.00%, due 10/1/52	5,000,000	5,436,243
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments May 31, 2023† (continued)
	Principal Amount	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, North Eastern University Issue, Revenue Bonds
Series A
5.00%, due 3/1/44 (b)	$7,000,000	$7,040,340
Massachusetts School Building Authority, Revenue Bonds
Series A
5.00%, due 8/15/45 (b)	7,500,000	8,087,735
		20,564,318
Michigan 2.2% (1.4% of Managed Assets)
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Senior Lien
Series B, Insured: AGM-CR
5.00%, due 7/1/34	10,000,000	10,571,863
Nebraska 0.5% (0.3% of Managed Assets)
Omaha Public Power District, Electric System, Revenue Bonds
Series A
5.00%, due 2/1/47	2,300,000	2,523,665
Nevada 5.1% (3.3% of Managed Assets)
County of Clark, Regional Transportation Commission of Southern Nevada Motor Fuel Tax, Revenue Bonds
3.00%, due 7/1/42	4,090,000	3,450,527
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
5.00%, due 7/1/43 (b)	20,000,000	20,807,776
		24,258,303
New Hampshire 1.0% (0.6% of Managed Assets)
Manchester Housing and Redevelopment Authority, Inc., Meals & Rooms Tax, Revenue Bonds
Series B, Insured: BAM
(zero coupon), due 1/1/24	4,740,000	4,607,622
New Jersey 4.7% (3.0% of Managed Assets)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29	5,000,000	5,013,011
	Principal Amount	Value
New Jersey
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
4.00%, due 11/1/39	$3,400,000	$3,297,795
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
5.25%, due 6/15/43	4,595,000	4,821,727
Series BB
4.00%, due 6/15/44	1,000,000	944,983
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
4.00%, due 6/1/31	2,900,000	3,090,399
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/46	300,000	307,500
Series B
5.00%, due 6/1/46	5,000,000	5,024,116
		22,499,531
New York 21.0% (13.4% of Managed Assets)
Metropolitan Transportation Authority, Revenue Bonds
Series A-1
5.00%, due 11/15/45 (b)	22,695,000	22,731,000
Series C-1
5.25%, due 11/15/56	7,100,000	7,185,628
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series D-1
5.50%, due 11/1/45	7,000,000	8,000,641
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
5.00%, due 3/15/41 (b)	9,450,000	10,343,128
Series E
4.00%, due 3/15/38	2,000,000	2,019,233
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay DefinedTerm Municipal Opportunities Fund

	Principal Amount	Value
New York (continued)
New York State Housing Finance Agency, Revenue Bonds
Series P
3.15%, due 11/1/54	$2,375,000	$1,718,475
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/36 (a)(b)	20,000,000	19,555,954
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/47	5,000,000	4,851,431
Port Authority of New York & New Jersey, Revenue Bonds
5.50%, due 8/1/52 (a)(b)	10,000,000	10,963,100
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	3,395,000	3,409,641
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds, Senior Lien
Series D-2
5.25%, due 5/15/47	2,700,000	2,992,949
Triborough Bridge & Tunnel Authority, Sales Tax, Revenue Bonds
Series A
5.50%, due 5/15/63	5,000,000	5,585,085
		99,356,265
North Carolina 0.6% (0.4% of Managed Assets)
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health Obligated Group, Revenue Bonds
Series G
4.00%, due 1/15/48 (e)	2,600,000	2,600,000
Pennsylvania 9.6% (6.2% of Managed Assets)
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds
5.00%, due 5/1/42 (d)	1,000,000	974,884
	Principal Amount	Value
Pennsylvania
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	$2,370,000	$2,281,430
Pennsylvania Economic Development Financing Authority, Capital Region Parking System, Revenue Bonds
Series B, Insured: County Guaranteed
6.00%, due 7/1/53 (b)	14,260,000	14,297,634
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Package One Project, Revenue Bonds
Series B, Insured: AGM
5.75%, due 12/31/62 (a)(b)	12,465,000	13,715,645
Pennsylvania Turnpike Commission, Revenue Bonds
Series A, Insured: AGM
4.00%, due 12/1/49 (b)	7,470,000	7,185,655
Southeastern Pennsylvania Transportation Authority, Asset Improvement Program, Revenue Bonds
5.25%, due 6/1/43 (b)	6,500,000	7,268,731
		45,723,979
Puerto Rico 11.7% (7.5% of Managed Assets)
Children's Trust Fund, Asset-Backed, Revenue Bonds
5.50%, due 5/15/39	11,385,000	11,385,475
Commonwealth of Puerto Rico, Restructured, Unlimited General Obligation
Series A-1
4.00%, due 7/1/33	8,500,000	7,820,369
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/33 (d)	2,500,000	2,522,666
Puerto Rico Electric Power Authority, Revenue Bonds (f)
Series DDD, Insured: AGM
3.625%, due 7/1/23	755,000	754,263
Series DDD, Insured: AGM
3.65%, due 7/1/24	2,830,000	2,795,502
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments May 31, 2023† (continued)
	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (f) (continued)
Series PP, Insured: NATL-RE
5.00%, due 7/1/24	$1,130,000	$1,130,275
Series PP, Insured: NATL-RE
5.00%, due 7/1/25	165,000	165,040
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	310,000	312,087
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	2,505,000	2,521,867
Series A, Insured: AGM
5.00%, due 8/1/30	1,685,000	1,696,346
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
4.55%, due 7/1/40	2,500,000	2,385,520
Series A-1
5.00%, due 7/1/58	22,940,000	21,975,318
		55,464,728
South Carolina 3.0% (1.9% of Managed Assets)
South Carolina Public Service Authority, Santee Cooper, Revenue Bonds
Series A, Insured: BAM
4.00%, due 12/1/52	5,000,000	4,769,889
Series E, Insured: AGM
5.75%, due 12/1/52 (b)	8,500,000	9,482,054
		14,251,943
Texas 6.2% (4.0% of Managed Assets)
City of Georgetown, Utility System, Revenue Bonds
Insured: AGM
5.25%, due 8/15/52 (b)	7,500,000	7,984,414
City of Lubbock, Electric Light & Power System, Revenue Bonds
Insured: AGM-CR
4.00%, due 4/15/51	10,000,000	9,599,864
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM, NATL-RE
(zero coupon), due 11/15/38	175,000	76,218
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien
Series H, Insured: NATL-RE
(zero coupon), due 11/15/28	50,000	40,116
	Principal Amount	Value
Texas
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien (continued)
Series H, Insured: NATL-RE
(zero coupon), due 11/15/38	$260,000	$111,363
San Antonio Water System, Water System, Revenue Bonds, Junior Lien
Series B
5.25%, due 5/15/52	6,000,000	6,556,764
Texas Water Development Board, State Water Implementation, Revenue Bonds
Series A
5.00%, due 10/15/45	5,000,000	5,101,866
		29,470,605
U.S. Virgin Islands 3.4% (2.2% of Managed Assets)
Matching Fund Special Purpose Securitization Corp., United States Virgin Islands Federal Excise Tax, Revenue Bonds
Series A
5.00%, due 10/1/30	1,570,000	1,574,670
Series A
5.00%, due 10/1/32	1,570,000	1,561,800
Series A
5.00%, due 10/1/39	4,710,000	4,647,573
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (d)	2,980,000	2,757,522
Series A
5.00%, due 10/1/32	3,020,000	2,703,214
Series A, Insured: AGM-CR
5.00%, due 10/1/32	2,690,000	2,691,588
		15,936,367
Utah 7.5% (4.8% of Managed Assets)
City of Salt Lake, International Airport, Revenue Bonds
Series A
5.00%, due 7/1/47 (a)(b)	23,590,000	23,946,744
Intermountain Power Agency, Revenue Bonds
Series A
5.00%, due 7/1/43 (b)	10,580,000	11,555,698
		35,502,442
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay DefinedTerm Municipal Opportunities Fund

	Principal Amount	Value
Virginia 1.0% (0.6% of Managed Assets)
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds, Senior Lien
Series B-1
5.00%, due 6/1/47	$5,000,000	$4,650,211
Washington 1.5% (1.0% of Managed Assets)
State of Washington, Various Purpose, Unlimited General Obligation
Series C
5.00%, due 2/1/46	6,500,000	7,113,890
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series N-1
4.00%, due 6/1/49	100,000	98,959
		7,212,849
Wisconsin 1.3% (0.8% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A
5.00%, due 6/1/36 (d)	500,000	462,975
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds
Series A
5.00%, due 10/1/39 (d)	5,750,000	5,538,286
		6,001,261
Total Investments (Cost $710,692,670)	152.1%	720,636,247
Floating Rate Note Obligations (g)	(55.3)	(262,110,000)
Other Assets, Less Liabilities	3.2	15,414,472
Net Assets Applicable to Common Shares	100.0%	$473,940,719

†	Percentages indicated are based on Fund net assets applicable to Common shares.
(a)	Interest on these securities was subject to alternative minimum tax.
(b)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.
(c)	Step coupon—Rate shown was the rate in effect as of May 31, 2023.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)
Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated
maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(f)	Bond insurance is paying principal and interest, since the issuer is in default.
(g)	Face value of Floating Rate Notes issued in TOB transactions.
"Managed Assets" is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued), which was $739,491,367 as of May 31, 2023.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
NATL-RE—National Public Finance Guarantee Corp.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments May 31, 2023† (continued)
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds	$—	$720,636,247	$—	$720,636,247

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Statement of Assets and Liabilities as of May 31, 2023

Assets
Investment in securities, at value (identified cost $710,692,670)	$720,636,247
Cash	7,746,422
Receivables:
Interest	11,504,908
Common shares sold	107,195
Other assets	27,263
Total assets	740,022,035
Liabilities
Payable for Floating Rate Note Obligations	262,110,000
Payables:
Manager (See Note 3)	387,595
Professional fees	95,533
Shareholder communication	15,689
Custodian	10,108
Transfer agent	7,156
Trustees	328
Accrued expenses	14,259
Interest expense and fees payable	3,440,648
Total liabilities	266,081,316
Net assets applicable to Common shares	$473,940,719
Common shares outstanding	27,908,001
Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$16.98
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,908
Additional paid-in-capital	531,470,601
531,498,509
Total distributable earnings (loss)	(57,557,790)
Net assets applicable to Common shares	$473,940,719
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended May 31, 2023

Investment Income (Loss)
Income
Interest	$28,612,141
Expenses
Manager (See Note 3)	4,695,069
Interest expense and fees	8,786,999
Professional fees	154,083
Shareholder communication	55,737
Custodian	38,523
Transfer agent	37,987
Trustees	12,713
Miscellaneous	58,627
Total expenses before waiver/reimbursement	13,839,738
Reimbursement from prior custodian(a)	(939)
Net expenses	13,838,799
Net investment income (loss)	14,773,342
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(21,011,597)
Net change in unrealized appreciation (depreciation) on investments	(2,124,659)
Net realized and unrealized gain (loss)	(23,136,256)
Net increase (decrease) in net assets to Common shares resulting from operations	$(8,362,914)

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Statements of Changes in Net Assets
for the years ended May 31, 2023 and May 31, 2022

	2023	2022
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$14,773,342	$25,880,112
Net realized gain (loss)	(21,011,597)	(18,321,721)
Net change in unrealized appreciation (depreciation)	(2,124,659)	(62,585,644)
Net increase (decrease) in net assets applicable to Common shares resulting from operations	(8,362,914)	(55,027,253)
Distributions to Common shareholders	(27,458,424)	(28,372,977)
Capital share transactions (Common shares):
Net proceeds issued to shareholders resulting from reinvestment of dividends	951,370	1,559,157
Net increase (decrease) in net assets applicable to Common shares	(34,869,968)	(81,841,073)
Net Assets Applicable to Common Shares
Beginning of year	508,810,687	590,651,760
End of year	$473,940,719	$508,810,687
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows
for the year ended May 31, 2023

Cash Flows From (Used in) Operating Activities:
Net decrease in net assets resulting from operations	$(8,362,914)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(319,869,761)
Investments sold	391,852,075
Amortization (accretion) of discount and premium, net	7,948,757
Decrease in interest receivable	127,481
Decrease in other assets	3,365
Decrease in due to custodian	(621,048)
Decrease in professional fees payable	(12,879)
Decrease in custodian payable	(4,794)
Decrease in shareholder communication payable	(1,426)
Increase in due to Trustees	310
Decrease in due to manager	(27,544)
Increase in due to transfer agent	6,187
Decrease in accrued expenses	(25,095)
Increase in interest expense and fees payable	2,126,998
Net realized loss from investments	21,011,597
Net change in unrealized (appreciation) depreciation on unaffiliated investments	2,124,659
Net cash from operating activities	96,275,968
Cash Flows From (Used in) Financing Activities:
Net proceeds resulting from reinvestment of dividends	979,135
Proceeds from floating rate note obligations	104,895,000
Payments on floating rate note obligations	(169,530,000)
Cash distributions paid, net of change in Common share dividend payable	(27,458,424)
Net cash used in financing activities	(91,114,289)
Net increase in cash	5,161,679
Cash at beginning of year	2,584,743
Cash at end of year	$7,746,422
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Financial Highlights selected per share data and ratios

	Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year applicable to Common shares	$18.27	$21.26	$19.79	$20.41	$20.11
Net investment income (loss)	0.53	0.93	1.01	0.99	1.01
Net realized and unrealized gain (loss)	(0.83)	(2.90)	1.48	(0.59)	0.32
Total from investment operations	(0.30)	(1.97)	2.49	0.40	1.33
Dividends and distributions to Common shareholders	(0.99)	(1.02)	(1.02)	(1.02)	(1.03)
Net asset value at end of year applicable to Common shares	$16.98	$18.27	$21.26	$19.79	$20.41
Market price at end of year applicable to Common shares	$17.00	$18.80	$22.89	$20.94	$20.65
Total investment return on market price (a)	(4.16)%	(13.62)%	14.79%	6.62%	12.05%
Total investment return on net asset value (a)	(1.49)%	(9.68)%	12.82%	1.94%	6.80%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	3.09%	4.56%	4.88%	4.44%	5.03%
Net expenses (including interest expense and fees)	2.89%	1.79%	1.64%	2.33%	2.47%
Interest expense and fees (b)	1.84%	0.76%	0.61%	1.31%	1.45%
Portfolio Turnover Rate	42%(c)	46%	20%	38%(c)	27%
Net assets applicable to Common shareholders at end of year (in 000’s)	$473,941	$508,811	$590,652	$547,744	$563,098
Preferred shares outstanding at $100,000 liquidation preference, end of year (in 000’s) (d)(e)	$—	$—	$—	$70,000	$70,000
Assets coverage per Preferred share, end of year (d)(e)	$—	$—	$—	$882,491(f )	$904,426(f )
Average market value per Preferred share:
Series A (d)	$—	$—	$—	$100,000	$100,000
Series B (e)	$—	$—	$—	$99,999	$100,000

(a)
Total investment return on market price is calculated assuming a purchase of a Common share at the market price on the first day and a sale on the last day business day of each month.
Dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return on net asset value reflects the changes in net asset value during each period and assumes the reinvestment of dividends and distributions at net asset value on the last business day of each month. This percentage may be different from the total investment return on market price, due to differences between the market price and the net asset value. For periods less than one year, total investment return is not annualized.

(b)
Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(G)) and the issuance of fixed rate municipal term preferred shares, where applicable, for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(c)	The portfolio turnover rate includes variable rate demand notes.
(d)	Redeemed on June 15, 2020.
(e)	Redeemed on December 15, 2020.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements
Note 1-Organization and Business
MainStay MacKay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was most recently amended and restated on June 10, 2022 (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.
Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.
Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended one or more times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.
Pursuant to the June 10, 2022 amendment, if the Fund completes an Eligible Tender Offer (as defined below), a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, eliminate the Termination Date and cause the Fund to have a perpetual existence as a closed-end fund. An “Eligible Tender Offer” is defined as a tender offer by the Fund to purchase 100% of the then outstanding Common shares of the Fund at a price equal to the NAV per Common share calculated in accordance with the Fund’s valuation procedures as of the date specified in the tender offer, with the expiration date of the tender offer being as of a date within twelve months preceding the Termination Date.
If the payment for properly tendered Common shares would result in the Fund’s net assets totaling less than $200 million (the “Termination Threshold”), the Eligible Tender Offer shall be canceled, no Common shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund would dissolve as set forth above. If an Eligible Tender Offer is conducted and the payment for properly tendered Common shares would result in the Fund’s net assets totaling greater than or equal to the Termination Threshold, all Common shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund may conduct an Eligible Tender Offer upon the affirmative vote of a majority of the Board - or by an instrument signed by a majority of the Board - without a vote of the shareholders.
The Fund's primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for the purpose of the Federal alternative minimum tax). Total return is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager")as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and

22	MainStay MacKay DefinedTerm Municipal Opportunities Fund

calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of May 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended May 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal

Notes to Financial Statements (continued)
conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Common Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. For information on the Fund’s dividend reinvestment plan, please see page35.
(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased by the Fund, other than temporary cash investments that mature in 60 days or less at the time of purchase, are accreted and amortized, respectively, using the effective interest rate method.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Tender Option Bonds. The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed

24	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.
Typically, a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the fund sponsoring the Fund-sponsored TOB (“Fund Sponsor”) may contract with a third-party to perform some or all of the Fund Sponsor’s duties as sponsor. Regardless of whether the Fund Sponsor delegates any of its sponsorship duties to a third party, the Fund Sponsor’s expanded role under the Fund-sponsored TOB structure may increase the Fund Sponsor’s operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund Sponsor itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund Sponsor may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The Fund may serve as a Fund Sponsor to a Fund-sponsored TOB. If the Fund serves as a Fund Sponsor, it would be subject to the obligations discussed above and the risks attendant to such obligations.
Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the Fund Sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.
For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.
The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).
To the extent that the remarketing agent and/or the liquidity provider is a banking entity, the TOB may face heightened liquidity risks due to restrictions applicable to banking entities under the Volcker Rule. The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (a “Covered Fund”). TOB Issuers are often structured as a Covered Fund, and therefore, a banking entity that is a remarketing agent would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to

Notes to Financial Statements (continued)
purchase the tendered TOB Floaters. The TOB Issuer, not the Fund Sponsor or the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund Sponsor and the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider. If a TOB Issuer in which the Fund invests experiences adverse events in connection with a failed remarketing of TOB Floaters or a liquidity shortfall, the Fund would experience a loss.
For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.
At May 31, 2023, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:
Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$374,173,134	$262,110,000
During the year ended May 31, 2023, the Fund's average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:
Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$298,179,918	2.95%
(H) Statement of Cash Flows. The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of May 31, 2023.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico.  However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition, the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Two of the Commonwealth's agencies are still under Title III restructuring proceedings including the Puerto Rico Electric Power Authority (PREPA) and the Puerto Rico Industrial Development Authority (PRIDCO).
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is subject to change every three years due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements that a prior board negotiated.
As of May 30, 2023 PREPA remains in Title III Bankruptcy after nearly 6 years.  A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. Further bankruptcy

26	MainStay MacKay DefinedTerm Municipal Opportunities Fund

litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling from Judge Swain that PREPA’s net revenue bonds are unsecured.  The Ad Hoc group of net revenue bond creditors and bond insurer Assured Guaranty have informed Judge Swain they will seek to appeal her decision absent a consensual resolution in the case. The Oversight Board has reached plan confirmation support from at least one creditor class, the ~ $700 million of claims relating to fuel line lenders.  In addition, the Oversight Board reached a settlement agreement with bond insurer National Public Finance Guaranty regarding ~ $836 million of PREPA’s net revenue bond claims or~11% of PREPA’s net revenue bond claims.
If a settlement agreement cannot be reached between a majority of net revenue bond holders and the Oversight Board, Judge Swain could approve a cram-down plan or dismiss the bankruptcy case entirely.  A cram-down plan could significantly reduce recoveries.  Furthermore, a dismissal of the case would result in further litigation in local Puerto Rico courts with guaranty of additional recovery.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of May 31, 2023, 58.3% of the Puerto Rico municipal securities held by the Fund were insured. The Fund’s largest bond insurance provider, Assured Guaranty Municipal Corp., insured certain Puerto Rico municipal securities totaling 1.12% of the Fund’s total investments. Those securities, whose principal and interest are covered by bond insurance providers, are shown in the Portfolio of Investments.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).
During the year ended May 31, 2023, New York Life Investments earned fees from the Fund in the amount of $4,695,069 and paid the Subadvisor in the amount of $2,346,613.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent. Computershare Trust Company, N.A. (“Computershare”), 150 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of May 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$455,812,811	$8,693,216	$(5,979,780)	$2,713,436
As of May 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$4,403,088	$(66,357,969)	$—	$4,397,091	$(57,557,790)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to TOB transactions, premium amortization, and wash sale adjustments.
As of May 31, 2023, for federal income tax purposes, capital loss carryforwards of $66,357,969, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$40,814	$25,544
During the years ended May 31, 2023 and May 31, 2022, the tax character of distributions paid to Common shareholders (as reflected in the Statements of Changes in Net Assets) was as follows:
	2023		2022
Distributions paid from:	Ordinary Income	Exempt Interest Dividends	Ordinary Income	Exempt Interest Dividends
Common shares	$573,641	$26,884,783	$1,090,377	$27,282,600

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Purchases and Sales of Securities (in 000’s)
During the year ended May 31, 2023, purchases and sales of securities, other than short-term securities, were $319,870 and $391,852, respectively.
Note 7–Capital Share Transactions
Transactions in capital shares for the years ended May 31, 2023 and May 31, 2022, were as follows:

Common Shares	Shares	Amount
Year ended May 31, 2023:
Common shares issued to shareholders in reinvestment of distributions (a)	54,730	$951,370
Year ended May 31, 2022:
Common shares issued to shareholders in reinvestment of distributions (a)	76,072	$1,559,157

(a)	See page35 for information on the Fund’s dividend reinvestment plan.
Note 8–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended May 31, 2023, events and transactions subsequent to May 31, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
On April 3, 2023, the Fund declared a dividend in the amount of $0.075 per Common share, payable on June 30, 2023, to shareholders of record on June 15, 2023.

28	MainStay MacKay DefinedTerm Municipal Opportunities Fund

On July 3, 2023, the Fund declared dividends to Common shareholders for the upcoming quarter as shown in the following schedule:
Month	Ex-Date	Record Date	Payable Date	Amount
July	7/13/23	7/14/23	7/31/23	$0.07
August	8/14/23	8/15/23	8/31/23	$0.07
September	9/14/23	9/15/23	9/29/23	$0.07

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of MainStay MacKay DefinedTerm Municipal Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay MacKay DefinedTerm Municipal Opportunities Fund (the "Fund") as of May 31, 2023, the related statements of operations and cash flows for the year ended May 31, 2023, the statements of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and trust administrators. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
July 24, 2023
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

30	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay DefinedTerm Municipal Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of the Fund (“Board”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Fund (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. The Board considered that New York Life Investments and CBRE agreed to pay all organizational expenses of the Fund and all offering costs associated with the Fund’s initial public offering as well as compensation to the underwriters and certain dealers in connection with the offering and that the Fund is not obligated to repay any such expenses, costs or compensation paid by New York Life Investments or CBRE. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement. Additionally, the Board took into account the Fund’s structure as a limited term trust.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s prior consideration of each of the Advisory Agreements, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and another listed closed-end fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board also noted that the services provided to the Fund as a closed-end fund may differ from the services provided to open-end funds and other investment advisory clients, such as compliance services provided in connection with the Fund’s use of leverage and trading of Fund shares on the New York Stock Exchange. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and
Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers, except for a portion of the salary of the Fund’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Fund’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

32	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Fund’s use of leverage, the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis.

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar closed-end funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  The Board noted that most closed-end funds do not have contractual breakpoints.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.  The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board also considered that, unlike with respect to the open-end funds in the MainStay Group of Funds, the management fee for the Fund is based on the “managed assets” of the Fund, which include assets attributable to the Fund’s use of “effective leverage,” as defined in this annual report.  The Board acknowledged that New York Life Investments and MacKay have the ability to increase the amount of the Fund’s managed assets through the use of effective leverage, which may cause a conflict of interest.  In assessing the reasonableness of the management fee and the methodology for its calculation, the Board took into account, among other factors, representations from MacKay and New
York Life Investments that they provide services of the same nature, extent and quality with respect to assets of the Fund that are created through effective leverage as they would with respect to other assets of the Fund.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Dividend Reinvestment Plan (Unaudited)
Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Computershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.
When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan Administrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date.
Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred (currently $0.05) in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $0.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 43078, Providence, RI 02940-3078.

Federal Income Tax
Information (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 97.9% of the ordinary income dividends paid during its fiscal year ended May 31, 2023 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended May 31, 2023.
Application of Control Share Provisions of the Delaware Statutory Trust Act
Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.
Proxy Results
The Annual Meeting of Shareholders was held on September 28, 2022, to elect two Class I Trustees of the Fund by shareholders of record as on July 6, 2022. Listed below are the results of this voting.
Trustees	Votes FOR	Votes WITHHELD	Abstentions	Total Votes
Susan B. Kerley	24,511,545	324,248	0	24,835,793
Jacques P. Perold	24,374,023	461,770	0	24,835,793
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Additional Information Regarding the
Fund (Unaudited)
CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the applicable period, except as noted below, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iii) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control.
Principal Risks of the Fund
PRINCIPAL INVESTMENT OBJECTIVE
The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). Total return is a secondary objective.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its “Managed Assets” (as defined below) in municipal bonds, the interest on which is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular U.S. Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).
Municipal bonds are types of debt obligations, which may have a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. Under normal market conditions, the Fund may not invest more than 25% of its Managed Assets in municipal bonds in any one industry or in any one state of origin and no more than 5% of its Managed Assets in any one issuer.
Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields, the Fund’s Subadvisor, invests at least 75% of the Managed Assets in investment grade quality municipal bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investor Service, Inc. (“Moody’s”)). It is possible that the Fund could invest up to 100% of its Managed Assets in these securities. The Fund may invest up to 25% of its Managed Assets in non-investment grade municipal bonds (commonly referred to as “junk bonds”). Investing in junk bonds is speculative and presents a high degree of risk. If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund may also invest up to 20% in taxable municipal securities. The Fund can invest in bonds of any maturity; however, it will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase. The Fund may invest up to 30% of its Managed Assets in municipal bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax.
A portion of the Fund’s distributions may be (i) subject to U.S. Federal income tax and such distributions will generally be subject to state and local taxes, and (ii) includable in taxable income for purposes of the Federal alternative minimum tax.
The Fund may invest in other registered investment companies, including open- and closed-end funds and exchange-traded funds (“ETFs”), subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Income or gain from such investments may result in taxable distributions by the Fund.
The Fund may use leverage through the use of proceeds received from tender option bond transactions, issuing preferred shares, or funds borrowed from banks or other financial institutions (i.e., credit facility).
The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). However, the Fund will not invest more than 15% of its Managed Assets in securities that, at the time of investment, are illiquid.
“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating Effective Leverage (as defined below) or Fund liabilities related to the liquidation preference of any preferred shares issued). Total assets for this purpose shall include assets attributable to the Fund’s use of Effective Leverage, such as, but not limited to, the use of proceeds received from tender option bond transactions, issuing preferred shares, or funds borrowed from banks or other financial institutions (i.e., credit facility).
All percentage limitations described in this report are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. To the extent the Fund invests in other registered investment companies, the Fund may count such holdings towards various guideline tests (such as the 80% policy), so long as the earnings on the underlying holdings of such investment companies are exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax).
The Fund’s 80% policy and certain of the investment restrictions are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting together as a single class, and the holders of the outstanding preferred shares voting as a single class. The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Fund’s board of trustees (“Board of Trustees”) without shareholder approval provided that shareholders receive at least 60 days’ prior notice of any such change adopted by the Board of Trustees.

INVESTMENT PHILOSOPHY AND PROCESS
The Subadvisor believes inefficiencies exist in the tax-exempt and tax-advantaged securities markets. In order to capitalize on these opportunities, the Subadvisor applies both a top-down and bottom-up research investment process. The Subadvisor’s top-down analysis considers the economic, interest rate, inflation outlook and other economic variables to guide overall portfolio structure. In implementing its bottom-up analysis, the Subadvisor employs a value-oriented security selection process to invest in securities it believes to be mispriced which offer a yield advantage. In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities. In addition, the Subadvisor reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzing individual municipal securities and sectors. The Subadvisor seeks to reduce volatility through its disciplined investment process and investment risk management.
The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer’s financial condition.
PORTFOLIO COMPOSITION
The following provides additional information about the types of securities and other instruments in which the Fund will or may ordinarily invest.
Municipal Bonds. Set forth below is a detailed description of the municipal bonds in which the Fund invests. Obligations are included within the term “municipal bonds” if the interest paid thereon is excluded from gross income for U.S. Federal income tax purposes in the opinion of bond counsel to the issuer.
Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit and taxing authority of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase Municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. See “Risks—Municipal Bond Market Risk.”
The municipal bonds in which the Fund invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular U.S. Federal income tax. The Subadvisor does not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Fund may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular U.S. Federal income tax. In addition to the types of municipal bonds described in this report, the Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular U.S. Federal income tax and/or state and local taxes, regardless of the technical structure of the issuer of the instrument. The Fund treats all of such tax-exempt securities as municipal bonds.
The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.
General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the current U.S. Federal income tax laws place substantial limitations on the size of such issues.
Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. The Fund expects that, due to investments in private activity bonds, a portion of the distributions it makes on the common shares will be includable in the Federal alternative minimum taxable income.

38	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Moral Obligation Bonds. The Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.
Municipal Lease Obligations and Certificates of Participation. Also included within the general category of municipal bonds are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities (hereinafter collectively called “Municipal Lease Obligations”). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying leases, plus accrued interest.
Zero Coupon Bonds. The Fund may invest in zero-coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common shareholders.
“Non-Investment Grade” or “Junk” Bonds. The Fund may invest up to 25% of its Managed Assets in non-investment grade municipal bonds (commonly referred to as “junk bonds”). Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.
TENDER OPTION BONDS
The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.
Typically, a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the fund sponsoring the Fund-sponsored TOB (“Fund Sponsor”) may contract with a third-party to perform some or all of the Fund Sponsor’s duties as sponsor. Regardless of whether the Fund Sponsor delegates any of its sponsorship duties to a third party, the Fund’s role under the Fund-sponsored TOB structure may increase the Fund Sponsor’s operational and regulatory risk as compared to a structure where the Fund is not the sponsor. If the third-party is unable to perform its obligations as an administrative agent, the Fund Sponsor itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund Sponsor may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers.
Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the Fund Sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying

Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.
For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.
The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).
To the extent that the remarketing agent and/or the liquidity provider is a banking entity, the TOB may face heightened liquidity risks due to restrictions applicable to banking entities under the Volcker Rule. The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (a “Covered Fund”). TOB Issuers are often structured as a Covered Fund, and therefore, a banking entity that is a remarketing agent would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund Sponsor or the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund Sponsor and the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider. If a TOB Issuer in which the Fund invests experiences adverse events in connection with a failed remarketing of TOB Floaters or a liquidity shortfall, the Fund would experience a loss.
Under accounting rules, securities of the Fund that are deposited into a TOB Issuer are treated as investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Issuer are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expense related to remarketing, administration and trustee services to a TOB Issuer are reported as expenses of the Fund.
The Fund intends to invest in TOB Residuals, the interest on which will, in the opinion of bond counsel, be exempt from regular U.S. Federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the U.S. Federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of TOB Residuals and the associated fees in relation to various regulated investment company tax provisions, is, in some cases, not certain.
OTHER INVESTMENT COMPANIES
The Fund may, subject to the limitations of the 1940 Act, invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or any offering of preferred shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market or when attractive investment opportunities arise in other investment companies. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of that investment company’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadvisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal securities investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. The NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Subadvisor. The Fund treats its investments in such open- or closed-end investment companies as investments in municipal securities.

40	MainStay MacKay DefinedTerm Municipal Opportunities Fund

INVESTMENT PRACTICES
Derivatives. Although it has no current intention to do so, the Fund may also invest in derivative transactions. Derivatives transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the market for municipal bonds and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of the aforementioned derivatives transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any derivative is a function of market conditions. The ability of the Fund to use derivatives transactions successfully will depend on the Subadvisor’s ability to anticipate pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. There is no assurance that these derivative strategies will be available at any time or that the Subadvisor will determine to use them for hedging or risk management purposes or, if used, that the strategies will be successful. Income or gains from derivatives may result in taxable distributions by the Fund.
The principal risks relating to the use of derivatives transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Subadvisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used. Certain provisions of the Internal Revenue Code of 1986, as amended may also restrict or affect the ability of the Fund to engage in derivative transactions.
Portfolio Turnover. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of the common shares, will be taxable as ordinary income.
USE OF LEVERAGE
The Fund intends to use leverage to seek to achieve its investment objectives. The Fund may use leverage through the use of proceeds received from tender option bond transactions, issuing preferred shares, or funds borrowed from banks or other financial institutions (i.e., credit facility). In addition, although it has no current intention to do so, the Fund may also invest in derivative instruments that have the economic effect of leverage, such as futures, options, and swaps to seek enhanced returns or to seek to reduce the risk of loss of (hedge) certain of its holdings. The use by the Fund of the proceeds received from tender option bond transactions, issuing preferred shares, borrowing from banks or other financial institutions and derivative transactions is referred to as “Effective Leverage.” Based on current market conditions, it is anticipated that the Fund’s overall Effective Leverage will be approximately 33% of the Managed Assets. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated 33%). However, in no event will the Fund’s overall Effective Leverage exceed 50% of the Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. Subject to market conditions, the Fund anticipates using leverage primarily through the use of proceeds received from tender option bond transactions and/or issuing Preferred Shares.
The use of leverage is subject to numerous risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its common shares.
There can be no assurance that the Fund’s leverage strategy will be successful or that the Fund will be able to use leverage at all. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of the common shares. There can be no assurance that once the Fund has obtained proceeds through leverage transactions, the Fund will be able, at the maturity of the leverage transaction, to “roll over”, replace, or otherwise extend such leverage. If the Fund is unable to extend such leverage, the Fund will be compelled to liquidate portfolio holdings to retire its leverage, and may do so on terms unattractive to the Fund or at a time or subject to market conditions, which are not beneficial to the Fund’s overall performance. Such reduction in leverage may also impact negatively the Fund’s performance in the future.
Use of leverage creates an opportunity for increased income and return for holders of the common shares but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the common shares. The management fees paid by the Fund will be calculated on the basis of the Managed Assets, which includes proceeds from (and assets subject to) the Fund’s Effective Leverage minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of Effective Leverage). Therefore, the management fees payable to the Manager, and, consequently subadvisory fees payable to the Subadvisor from the Manager’s management fees, will be higher when leverage is utilized. This will create a conflict of interest between the Manager and Subadvisor, on the one hand, and the holders of the common shares, on the other hand. To monitor this potential conflict, the Board of Trustees intends to periodically review the Fund’s use of leverage, including its impact on the Fund’s performance and on the fees paid to the Manager and Subadvisor.
The Fund reserves the flexibility to issue preferred shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio. Subject to market conditions, the Fund anticipates using leverage primarily through the use of proceeds received from tender option bond transactions and issuing preferred shares. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over common shares. Although the timing of any leverage and the terms of the leverage (other than any short positions and derivative transactions) would be determined by the Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund’s investment objectives and policies. If preferred shares are issued, they may pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause the holders of the common shares to receive a higher rate of return than if the Fund were not leveraged. The Fund will pay (and holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.
The Declaration of Trust authorizes the Fund, without prior approval of the holders of the common shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including borrowing from banks or other financial institutions (i.e., credit facility) or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33 – 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.
The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of common shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of the common shares in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.
Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Subadvisor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.
Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Managed Assets is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include more stringent asset coverage maintenance provisions, which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code. If the Fund has preferred shares outstanding, two of the Fund’s Trustees will be elected by the holders of preferred shares as a class.
The remaining Trustees of the Fund will be elected by holders of common shares and preferred shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
PRINCIPAL RISKS OF THE FUND
Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore may subject the Fund’s investments and a shareholder’s investment in the Fund to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

42	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Investment Risk.  An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. As with any stock, the price of the common shares will fluctuate with market conditions and other factors. The Fund uses leverage, which magnifies the Fund’s investment, market and certain other risks.
Market Risk. The value of the Fund's investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility and (ii) reduced market liquidity. Such conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Political and diplomatic events within the United States and abroad, such as the U.S. budget and trade tensions, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund's investments and operations. Geopolitical and other events, such as war, acts of terrorism, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, inflation, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in value that are not believed to be representative of the issuer’s fundamentals, due to market and investor reactions to such events. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner.
Interest Rate Risk.  A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. For more information on risks associated with inflation, please see “Inflation/Deflation Risk.”
Changing interest rates may have unpredictable effects on markets, including market volatility, and may adversely affect performance. A low or negative interest rate environment may pose additional risks because low or negative yields on portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund's investments. Should interest rates decrease, investments in certain variable-rate and fixed-rate debt securities may be adversely affected. The Fund may utilize certain strategies, including taking positions in futures and options for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.
Credit Risk.  Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, in certain circumstances, a buyer is effectively lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of an investment. Moreover, in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Because the Fund may invest up to 25% of its Managed Assets in non-investment grade municipal bonds, the Fund may be subject to increased credit risk as compared to a fund that invests primarily in investment grade municipal bonds.
Municipal Bond Risk.  Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. The Fund’s economic exposure to municipal bonds includes municipal bonds in the Fund’s portfolio and municipal bonds to which the Fund is exposed through the ownership of TOB Residuals.
Additional risks include:
• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;
• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;
• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;
• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;
• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and
• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.
• Participation Interest Risk—certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
• Tax Risk—to be tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.
Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.
High Yield Municipal Bond Risk.  The Fund may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of the Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality bonds.
There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in the Fund's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to the Fund's limitation on investments in illiquid investments. It may be difficult for the Fund to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Fund's and the Manager’s valuation policies.
Credit spreads (i.e., the difference in yield between municipal bonds that is due to differences in their credit quality) may increase when the market believes that municipal bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities and corresponding reductions in market value will generally be greater for longer-maturity

44	MainStay MacKay DefinedTerm Municipal Opportunities Fund

securities. High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Fund may incur additional expenses in seeking recovery. The high-yield municipal bonds in which the Fund may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.
Insurance Risk.  The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will generally affect the value of those securities. Certain significant providers of insurance for municipal securities have previously incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered credit deterioration. Such losses have reduced the insurers’ capital and may have called into question their continued ability to perform their obligations under such insurance if called upon in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided, the rating of the underlying municipal security will generally be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Limited Term Risk.  Unless action is otherwise taken by the Board of Trustees in accordance with the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on the Termination Date. The Fund will not seek to return an initial investment in common shares by an investor on the Termination Date. Instead, the Fund will distribute an amount equal to the Fund’s NAV at that time, which may be greater or less than an investor’s initial investment The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease and the market price of the common shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final termination, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund.
General Leverage Risk.  The use of leverage creates an opportunity for increased Common Share net investment income dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest or dividends on its leverage, which may reduce the return on the common shares. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.
Subject to market conditions, the Fund may issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the common shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.
If the Fund borrows funds from banks or other financial institutions (i.e., credit facility), the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under a credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.
The Fund may also use leverage through its investments in TOB Residual and derivative transactions. See “Tender Option Bonds Risk” and “Derivatives Risks.”
The Fund anticipates that leverage for investment purposes will pay interest or dividends based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the rate paid on leverage as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the rate paid on leverage could exceed the rate of return on securities held by the Fund, reducing return to the holders of common shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common shares.
There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for holders of common shares, including:
• the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

• the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return to the holders of the common shares;
• the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
• when the Fund uses financial leverage, the management fees payable to the Manager and the Subadvisor will be higher than if the Fund did not use leverage; and
• leverage may increase operating costs, which may reduce total return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. If the Fund is unable to extend such leverage, the Fund will be compelled to liquidate portfolio holdings to retire its leverage and may do so on terms unattractive to the Fund or at a time or subject to market conditions, which are not beneficial to the Fund’s overall performance. Such reduction in leverage may also impact negatively the Fund’s performance in the future.
The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the common shares and the returns to the holders of common shares.
Tender Option Bonds Risk.  TOB Residuals are derivative municipal securities that have embedded in them the risk of economic leverage. There is no assurance that the Fund’s strategy of using the proceeds received from tender option bond transactions to leverage its assets will be successful.
Distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the issuer of these securities relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be.
The Fund’s use of proceeds received from tender option bond transactions will create economic leverage. Any economic leverage achieved through the Fund’s investment in TOB Residuals will create an opportunity for increased Common Share net income and returns but will also create the possibility that Common Share long-term returns will be diminished if the cost of the TOB Floaters exceeds the return on the securities deposited in the TOB Issuer. If the income and gains earned on municipal securities deposited in a TOB Issuer that issues TOB Residuals to the Fund are greater than the payments due on the TOB Floaters, the Fund’s returns will be greater than if it had not invested in the TOB Residuals.
The Fund has no current intention of investing in recourse TOB Residuals. However, circumstances may change, and it is possible that in the future the Fund may elect to invest in recourse TOB Residuals to leverage its portfolio. If the Fund uses recourse TOB Residuals, the liquidity provider may seek recourse against assets of the Fund, and the Fund may have to pay the liquidity provider the difference between the purchase price of any TOB Floaters put to the liquidity provider by third party investors and the proceeds realized by the liquidity provider from the remarketing of those TOB Floaters or the sale of the assets in the TOB Issuer, which could cause the Fund to lose money in excess of its investment in a TOB Issuer.
Although the Fund generally would unwind a tender option bond transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Issuer. The market price of TOB Residuals is more volatile than the underlying securities due to leverage. The leverage attributable to TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of NAV and market price of the common shares may be greater for a fund that relies primarily on tender option bond transactions to achieve a desired effective leverage ratio. The Fund may be required to sell its TOB Residuals at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
• If the Fund has a need for cash and the securities deposited in the TOB Issuer are not actively trading due to adverse market conditions;
• If the sponsors of TOB Issuers (as a collective group or individually) experience financial hardship and consequently seek to terminate their sponsorship of TOB Issuers; and
• If the value of an underlying security deposited in the TOB Issuer declines significantly (to a level below the notional value of the TOB Floaters issued by the TOB Issuer) and if additional collateral has not been posted by the Fund.
The Fund may invest in taxable TOB Residuals, issued by TOB Issuers formed with taxable municipal securities. The market for such taxable TOB Residuals is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risks, liquidity risks and other risks of investing in taxable TOB Residuals. The Fund may not invest more than 20% of its Managed Assets in any single third-party sponsor that establishes a TOB Issuer.
Tax Risk.  It is expected that the Fund’s distributions will generally be treated as tax-exempt income for purposes of the regular U.S. Federal income tax. A portion of the Fund’s distributions may be (i) subject to U.S. Federal income tax and such distributions will generally be subject to state and local taxes, and (ii) includable in taxable income for purposes of the Federal alternative minimum tax.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular U.S. Federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in U.S. Federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. For example, several recent proposals to

46	MainStay MacKay DefinedTerm Municipal Opportunities Fund

reduce the Federal budget deficit have included consideration of elimination of the tax-exempt status of municipal securities.
The Fund is generally not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the U.S. Federal income tax consequences of their investments.
The Fund will invest in municipal bonds, generally in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those bonds will be excludable from gross income for U.S. Federal income tax purposes. Subsequent to the Fund’s acquisition of such a municipal bond, however, the bond may be determined to pay, or to have paid, taxable income. As a result, the treatment of distributions previously paid or to be paid by the Fund as exempt-interest dividends could be adversely affected, subjecting the Fund’s shareholders to increased U.S. Federal income tax liabilities.
The IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.
Municipal Securities.  Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Fund's holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which the Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. The effects of geopolitical events, environmental matters and other public health issues have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund's investments.
Additionally, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. Puerto Rico has also recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. The Fund's vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).
The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase a Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.
From time to time, the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If a Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on a Fund's investment performance.
To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by the Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities.  The Manager, the Subadvisor and their affiliates are involved with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Manager, the Subadvisor and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Potential conflicts of interest situations could occur where the Manager or Subadvisor is subject to competing interests that have the potential to influence its investment decisions for the Fund and which decisions could adversely impact the Fund. For example, the Subadvisor may be subject to potential conflicts of interest in selecting or allocating assets among the mutual funds and exchange-traded funds managed by Subadvisor or its affiliates because, for example, the fees paid to it and its affiliates by some mutual funds and exchange-traded funds managed by Subadvisor or its affiliates are higher than the fees paid by other mutual funds and exchange-traded funds managed by Subadvisor or its affiliates. In addition, the portfolio managers may have an incentive to select certain affiliates funds due to compensation considerations or to support new investment strategies or the cash flow needs of certain affiliates funds. For example, the Subadvisor may be influenced by its view of the best interests of affiliated funds, such as a view that an affiliated fund may benefit from additional assets or could be harmed by redemptions. The Subadvisor and the portfolio managers have a fiduciary duty to the Fund to act in the Fund's best interests when allocating investments. Under the oversight of the Board and pursuant to applicable policies and procedures, the Subadvisor will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts. The Fund’s activities may be limited or restricted because of laws and regulations applicable to the Manager, the Subadvisor or the Fund or applicable policies and procedures of the Manager or Subadvisor or the affiliated funds. For example, if a portfolio manager comes into possession of material, non-public information about an affiliated fund the portfolio manager could potentially be restricted from transacting in the affiliated fund’s shares, which may adversely affect the Fund.
Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the Subadvisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In addition, the Fund may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Fund. The Fund’s judgment about whether securities acquired by the Fund will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.
Liquidity and Valuation Risk.  The Fund is subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to sell, possibly preventing the Fund from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, government intervention, political, social, health, economic or market developments, or other reasons. The liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors.
Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of the Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid investments may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund's NAV. In addition, the value of illiquid investments that subsequently become liquid may increase, positively affecting the Fund's NAV. The Manager, as valuation designee, may rely on various sources of information to value investments and calculate NAVs. The Manager may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.
Performance attributable to variations in liquidity are not necessarily an indication of future performance.
Inflation/Deflation Risk.  The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund's assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). A Fund's investments may not keep pace with inflation, which would adversely affect the real value of Fund shareholders' investment in the Fund. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. In addition, this risk may be significantly elevated compared to normal conditions because of monetary policy measures and the current interest rate environment and level of government intervention and spending.
Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Market Discount from Net Asset Value Risk.  Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV per Common Share could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the common shares, trading volume of the common shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV or at, below or above the initial public offering price. The Fund will pay (and holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.
Derivatives Risk.  Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an

48	MainStay MacKay DefinedTerm Municipal Opportunities Fund

advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index.
As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened liquidity risk, mispricing and valuation risk.
In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s derivatives position, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.
In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income, or result in the deferral of losses, that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders.
The Securities and Exchange Commission ("SEC") and its staff have rescinded and withdrawn previous guidance and relief regarding asset segregation and coverage transactions. Trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is now subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund's ability to employ certain strategies that use these instruments and/or adversely affect the Fund's efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.
Future regulatory developments may impact the Fund's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. These or other legislative or regulatory changes may negatively impact the Fund and/or result in a change in its investment strategy.
U.S. Government Securities Risk.  There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.
Regulatory Risk.  Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.
At any time after the date of this report, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is managed. Neither the Manager nor the Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its respective investment objective. The Fund’s activities may be limited or restricted because of laws and regulations applicable to the Manager, the Subadvisor or the Fund.
Recent Events Risk.  See “Additional Information Regarding the Fund — Changes Occurring During the Reporting Period” for a description of this principal risk.
Portfolio Turnover Risk.  Portfolio turnover measures the amount of trading a Fund does during the year. Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).
State Specific and Industry Risk.  Under normal market conditions, the Fund may not invest more than 25% of its Managed Assets in municipal bonds in any one industry or in any one state of origin. If the Fund invests 25% or more of its Managed Assets in any one industry or in any one state of origin, the Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or industry.
Illiquid Investments, Private Placements and Restricted Securities Risk.  The Fund’s investments may include illiquid investments or restricted securities. A principal risk of illiquid investments or investing in restricted securities is that they may be difficult to sell.
Securities and other investments purchased by the Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e., more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.
If one or more instruments in the Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid investments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that investment.
Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be "illiquid" would be subject to a Fund's policy of not investing more than 15% of its net assets in illiquid investments.
Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.
Certain Affiliations.  Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Manager due to their possible affiliations with the Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.
Anti-Takeover Provisions.  The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the holders of the common shares of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Secondary Market for the Common Shares.  The issuance of common shares through the Fund’s dividend reinvestment plan may have an adverse effect on the secondary market for the common shares. The increase in the number of outstanding common shares resulting from issuances pursuant to the Fund’s dividend reinvestment plan and the discount to the market price at which such common shares may be issued may put downward pressure on the market price for the common shares. When the common shares are trading at a premium, the Fund may also issue common shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding common shares resulting from these offerings may put downward pressure on the market price for common shares.
Other Investment Companies Risk.  The Fund may invest in other investment companies, including mutual funds, closed-end funds, and ETFs.
The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program. The Fund generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Fund.
The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect performance. In addition, because listed closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual listed NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.
Exchange-Traded Funds Risk.  To the extent the Fund invests in securities of other investment companies, the Fund may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF's shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs could result in losses on investment in ETFs. In addition, an actual trading market may

50	MainStay MacKay DefinedTerm Municipal Opportunities Fund

not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.
The Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common shares total return during the Fund’s first full year of operations, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. Specifically, the table is intended to illustrate the amplified effect leverage may have on common shares total returns based on the performance of the Fund’s underlying assets, i.e., gains or losses will be greater than they otherwise would be without the use of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further reflects the issuance of leverage representing 33% of the Managed Assets, net of expenses, the Fund’s currently projected annual dividend and interest on its leverage of 4.16%. The common shares must experience an annual return of 2.08%. in order to cover the rate of annual dividend and interest payments on preferred shares and/or notes or other forms of indebtedness, if any.
MMD
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-17.08%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-9.58%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	2.08%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.42%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	12.92%
Assumed Portfolio Total Return is composed of two elements: the common shares dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.
If the Fund uses leverage, the amount of fees paid to the Manager for management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Manager and the Subadvisor have a financial incentive to use leverage, which creates a conflict of interest between the Manager and the Subadvisor and the holders of common shares as only the holders of common shares would bear the fees and expenses incurred through the Fund’s use of leverage.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund’s investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:
1.    With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.
2.    Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
3.    Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
4.    Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5.    Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.    Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7.    Purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Except as noted above, the foregoing fundamental investment policies, together with the 80% policy of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting together as a single class, and of the holders of the outstanding preferred shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.
Additional Information Regarding Fundamental Investment Restrictions
Below is additional information regarding the Fund’s fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance interpretations of the SEC or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.
• Borrowing. In the event that a Fund's “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.
• Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC and its staff take the position that any fund that invests more than 25% of the value of its assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries.
For the purposes of the Fund’s fundamental investment restriction relating to concentration, the Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry, unless their payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuer (such as private activity and revenue bonds or municipal securities backed principally from the assets or revenues of non-governmental users).

52	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Fund who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal.
Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since June 2023	Chief Executive Officer of New York Life Investment Management LLC since 2023. Previously, Abou-Jaoudé was the Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) from 2007 to 2023.	79
MainStay Funds: Trustee since June
2023;
MainStay Funds Trust: Trustee since June
2023;
MainStay VP Funds Trust: Trustee since
June 2023 (31 portfolios);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2023; and
New York Life Investment Management
International: Chair since 2015

*
This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam, IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
Interested Trustee

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016 and Audit Committee Financial Expert, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	79
MainStay VP Funds Trust:Trustee since
January 2016, Advisory Board Member
(June 2015 to December 2015) (31
portfolios);
MainStay Funds:Trustee since January
2016, Advisory Board Member (June
2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since
January 2016, Advisory Board Member
(June 2015 to December 2015)
(33 funds);

MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021;
VanEck Vectors Group of Exchange-
Traded Funds:Trustee since 2006 and
Independent Chairman of the Board of
Trustees from 2008 to 2022 (57
portfolios)
Berea College of Kentucky: Trustee since
2009, Chair of Investment Committee
since 2018

Karen Hammond 1956	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021 and Audit Committee Financial Expert, Advisory Board Member (June 2021 to December 2021)	Retired; Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	79
MainStay VP Funds Trust:Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021)
(31 portfolios);
MainStay Funds: Trustee since December
2021, Advisory Board Member (June
2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since
December 2021, Advisory Board
Member(June 2021 to December 2021)
(33 Funds);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since
December 2021, Advisory Board Member
(June 2021 to December 2021);
Two Harbors Investment Corp.:Director
since 2018;
Rhode Island State Investment
Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island:
Director since 2019

Susan B. Kerley 1951	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since January 2017, Trustee since 2011 and Audit Committee Financial Expert	President, Strategic Management Advisors LLC (since 1990)	79
MainStay VP Funds Trust:Chairman since
January 2017 and Trustee since 2007
(31 portfolios)*;
MainStay Funds:Chairman since January
2017 and Trustee since 2007 (12 funds);
MainStay Funds Trust: Chairman since
January 2017 and Trustee since 1990
(33 funds)**;
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021; and
Legg Mason Partners Funds: Trustee
since 1991 (45 portfolios)

Independent Trustees

54	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011 and Audit Committee Financial Expert	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79
MainStay VP Funds Trust:Trustee since
2007 (31 portfolios)*;
MainStay Funds:Trustee since 2006
(12 funds);
MainStay Funds Trust: Trustee since
2007 (33 funds)**; and
MainStay CBRE Global Infrastructure
Megatrends Fund:Trustee since June
2021

Jacques P. Perold 1958	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	79
MainStay VP Funds Trust:Trustee since
January 2016, Advisory Board Member
(June 2015 to December 2015)
(31 portfolios);
MainStay Funds:Trustee since January
2016, Advisory Board Member (June
2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since
January 2016, Advisory Board Member
(June 2015 to December 2015) (33
funds);
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021;
Allstate Corporation: Director since 2015;
and
MSCI Inc.: Director since 2017

Richard S. Trutanic 1952	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79
MainStay VP Funds Trust:Trustee since
2007 (31 portfolios)*;
MainStay Funds:Trustee since 1994
(12 funds);
MainStay Funds Trust: Trustee since
2007 (33 funds)**; and
MainStay CBRE Global Infrastructure
Megatrends Fund: Trustee since June
2021

*
Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
**
Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees

Board of Trustees and Officers (Unaudited) (continued)

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2017)
Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment
Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of
Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC;
Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017);
Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ
Active ETF Trust (since 2018); President, MainStay Funds, MainStay Funds Trust, MainStay VP Funds
Trust (since January 2017)**, and MainStay CBRE Global Infrastructure Megatrends Fund (since
2021); Senior Managing Director, Global Product Development (2015 to 2016); Managing Director,
Product Development (2010 to 2015), New York Life Investment Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011)
Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal
Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009),
MainStay VP Funds Trust (since 2007)**, MainStay CBRE Global Infrastructure Megatrends Fund
(since 2021); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to
2012)

J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011)
Managing Director and Associate General Counsel, New York Life Investment Management LLC (since
2010); Secretary and Chief Legal Officer, MainStay Funds, MainStay Funds Trust, MainStay VP Funds
Trust (since 2010)**, and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021)

Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022)
Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June
2022); Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ
Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE
Global Infrastructure Megatrends Fund, and MainStay VP Funds Trust (since June 2022); Senior Vice
President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds
(2012-2022)

Scott T. Harrington 1959	Vice President— Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011)
Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since
2009); Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since
2009), MainStay VP Funds Trust (since 2005)**, and MainStay CBRE Global Infrastructure
Megatrends Fund (since 2021)

*
The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**
Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*

56	MainStay MacKay DefinedTerm Municipal Opportunities Fund

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Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
MacKay Shields LLC1
New York, New York
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(855) 456-9683
newyorklifeinvestments.com/mmd
1. An affiliate of New York Life Investment Management LLC.
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.
5021066MS088-23
MSMHI11-07/23
(NYLIM) NL265

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. Schedule II of the Code has been amended to name Kevin Gleason as the Compliance Officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees (“Board”) has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond, and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended May 31, 2023 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $90,000.

The aggregate fees billed for the fiscal year ended May 31, 2022 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $83,430.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended May 31, 2023, and (ii) $0 for the fiscal year ended May 31, 2022.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended May 31, 2023, and (ii) $0 during the fiscal year ended May 31, 2022.

(d)	All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended May 31, 2023, and (ii) $0 during the fiscal year ended May 31, 2022.

(e)	Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended May 31, 2023 and May 31, 2022 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $13.2 million for the fiscal year ended May 31, 2023, and (ii) $12.5 million for the fiscal year ended May 31, 2022.

(h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended May 31, 2023 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

(a)  The Board has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (“Exchange Act”) (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Alan R. Latshaw, Karen Hammond and Susan B. Kerley.

(b)  Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Registrant that proxies received by the Registrant are voted in the best interests of the Registrant’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Registrant that delegate all responsibility for voting proxies received relating to the Registrant’s portfolio securities to New York Life Investment Management LLC (“New York Life Investments” or “Manager”), subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Registrant are voted in the best interests of the Registrant and its shareholders. The Manager has delegated proxy voting authority to MacKay Shields LLC (“MacKay Shields” or “Sub-Advisor”); provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Sub-Advisor either (1) follows the Manager’s Proxy Voting Policy and the Registrant’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Registrant may revoke all or part of this delegation (to the Manager and/or Sub-Advisor as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Registrant’s and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager, or a representative of either, and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Registrant shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of the Registrant, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Registrant also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the

Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (‘‘ISS’’), the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)            The Registrant’s portfolio is managed on a team basis. As of May 31, 2023, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Michael Denlinger, CFA. Mr. Denlinger joined MacKay Shields in 2019 and is currently a Managing Director. He has managed the Registrant’s portfolio since 2021. He has also been a portfolio manager of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund and MainStay MacKay U.S. Infrastructure Bond Fund and MainStay MacKay Strategic Municipal Allocation Fund since 2021, MainStay MacKay New York Tax Free Opportunities Fund since February 2022. Prior to joining MacKay Shields, Mr. Denlinger was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. Mr. Denlinger earned a Bachelor’s degree in Economics from Johns Hopkins University in 2014. Mr. Denlinger is a Chartered Financial Analyst® (“CFA®”) charterholder and has been in the financial services industry since 2014.

Robert DiMella, CFA. Mr. DiMella is an Executive Managing Director of MacKay Shields, Co-Head of MacKay Municipal Managers. He has managed the Registrant’s portfolio since inception. Mr. DiMella has also managed the MainStay MacKay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Fund since 2010, the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013, the MainStay MacKay Short Term Municipal Fund since June 2015 and MainStay MacKay U.S. Infrastructure Bond Fund and MainStay MacKay Strategic Municipal Allocation Fund since 2019. Previously, he was the President and co-founder of Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager since 1992, with a broad range of trading and portfolio management experience in the municipal markets. He was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1993 to 2006. He is a member of MacKay’s Senior Leadership Team. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a Bachelor’s Degree at the University of Connecticut. He is a CFA® charterholder.

John Lawlor. Mr. Lawlor is a Managing Director at MacKay Shields. He joined the firm in 2016 as a Director. He has managed the Registrant’s portfolio, the MainStay MacKay Short Term Municipal Fund, the MainStay MacKay Strategic Municipal Allocation Fund and the MainStay MacKay U.S. Infrastructure Bond Fund since 2019. Before joining the firm, he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange. Mr. Lawlor has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University and has been in the financial services industry since 1997.

John Loffredo, CFA. Mr. Loffredo is an Executive Managing Director of MacKay Shields and Co-Head of MacKay Municipal Managers. In addition, John was named Vice Chairman in September 2022 and oversees the firm’s investment teams. He has managed the Registrant’s portfolio since inception. Mr.

Loffredo has also managed the MainStay MacKay Tax Free Bond Fund since 2009, the MainStay MacKay High Yield Municipal Bond Fund since 2010, the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013, the MainStay MacKay Short Term Municipal Fund since June 2015 and MainStay MacKay U.S. Infrastructure Bond Fund and MainStay MacKay Strategic Municipal Allocation Fund since 2019. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He was previously the Chairman and co-founded Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager and/or municipal analyst since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. Mr. Loffredo was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group. He was employed by Merrill Lynch from 1990 to 2006. Before Merrill Lynch, he worked for the City of Boston Treasury Department. He is a member of the firm’s Senior Leadership Team. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty. Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Petty has also managed the MainStay MacKay High Yield Municipal Bond Fund since 2010, the MainStay MacKay Tax Free Bond Fund since 2011, the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013, the MainStay MacKay Short Term Municipal Fund since 2015 and the MainStay MacKay U.S. Infrastructure Bond Fund and MainStay MacKay Strategic Municipal Allocation Fund since 2019. Mr. Petty joined MacKay Shields in July 2009. Before joining the firm he was a Portfolio Manager for Mariner Municipal Managers in 2009. He has been a municipal bond portfolio manager since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers (MLIM). Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

Scott Sprauer. Mr. Sprauer is a Senior Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has also managed the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013, the MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since 2014, the MainStay MacKay Short Term Municipal Fund since June 2015 and MainStay MacKay Strategic Municipal Allocation Fund and MainStay MacKay U.S. Infrastructure Bond Fund since 2019. Before joining the firm, he was Head Trader, Fixed Income at Financial Guaranty Insurance Company. Mr. Sprauer was previously with Dreyfus Corporation and Merrill Lynch Investment Managers as a Municipal Bond Portfolio Manager/Trader. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

David Dowden. Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has managed the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013, the MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since February 2014 and the MainStay MacKay Short Term Municipal Fund since June 2015, and MainStay MacKay Strategic Municipal Allocation Fund and MainStay MacKay U.S. Infrastructure Bond Fund since 2019. Before joining the firm, he was Chief Investment Officer at Financial Guaranty Insurance Company. He was previously with Alliance Capital Management as a Senior Portfolio Manager and at Merrill Lynch & Co. as a Municipal Strategist. He has

an AB from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

(a)(2)            Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest as of May 31, 2023.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Michael Denlinger	14 RICs $21,434,290,486	10 Accounts $10,772,569,138	83 Accounts $24,785,539,751	0	2 Accounts $795,579,981	2 Accounts $603,344,924
Robert DiMella	17 RICs $30,295,749,738	10 Accounts $10,772,569,138	83 Accounts $24,785,539,751	0	2 Accounts $795,579,981	2 Accounts $603,344,924
David Dowden	18 RICs $31,035,869,020	10 Accounts $10,772,569,138	83 Accounts $24,785,539,751	0	2 Accounts $795,579,981	2 Accounts $603,344,924
John Lawlor	13 RICs $7,980,572,270	10 Accounts $10,772,569,138	83 Accounts $24,785,539,751	0	2 Accounts $795,579,981	2 Accounts $603,344,924
John Loffredo	15 RICs $26,712,100,535	10 Accounts $10,772,569,138	83 Accounts $24,785,539,751	0	2 Accounts $795,579,981	2 Accounts $603,344,924
Michael Petty	18 RICs $27,602,482,228	10 Accounts $10,772,569,138	83 Accounts $24,785,539,751	0	2 Accounts $795,579,981	2 Accounts $603,344,924
Scott Sprauer	18 RICs $25,991,727,930	10 Accounts $10,772,569,138	83 Accounts $24,785,539,751	0	2 Accounts $795,579,981	2 Accounts $603,344,924

Potential Conflicts of Interest

MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

The Manager has delegated proxy-voting authority to the Fund(s)’ subadvisor, MacKay Shields. MacKay Shields has adopted Proxy-Voting Policies and Procedures designed to make sure that where clients have delegated proxy-voting authority to MacKay Shields, proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. MacKay Shields currently uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting client securities. For purposes of the Policy, the “best interests of clients” means, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. MacKay Shields has adopted standard proxy voting guidelines, which follow ISS voting recommendations and standard guidelines will vary based on client type and/or investment strategy (e.g., union or non-union voting guidelines, or sustainability voting guidelines).

For those clients who have given us voting authority, we instruct the client’s custodian to send all ballots to ISS and we instruct ISS which guidelines to follow. MacKay Shields votes proxies in accordance with the applicable standard voting guidelines unless MacKay Shields agrees with the client to apply custom guidelines. ISS researches each proxy issue and provides a recommendation to MacKay Shields on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Legal and/or Compliance Department. MacKay Shields has procedures in place to review each such override request for potential material conflicts of interest between clients and MacKay Shields. MacKay Shields will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

(a)(3)            Portfolio Managers or Management Team Members’ Compensation Structure

Salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors include, but are not limited to: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others: leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Portfolio managers that participate in the phantom equity plan share in the results and success of the firm as the value of award tracks the operating revenue and operating profit of Mackay Shields. This approach helps to instill a strong sense of commitment towards the overall success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

(a)(4)            Disclosure of Securities Ownership

The following table states, as of May 31, 2023, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP
Michael Denlinger	$50,001-$100,000
Robert DiMella	$100,001- $500,000
David Dowden	$0
John Lawlor	$0
John Loffredo	$0
Michael Petty	$1-$10,000
Scott Sprauer	$10,001-$50,000

(b)	Changes in Portfolio Management

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)                  Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act) (“Disclosure Controls”), as of a date within 90 days prior to the filing date (“Filing Date”) of this Form N-CSR (“Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Section 302 Certifications are attached.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:      August 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:      August 4, 2023

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:      August 4, 2023